UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 12, 2016, Supernus Pharmaceuticals, Inc. issued a press release announcing that the U.S. Court of Appeals for the Federal Circuit affirmed the New Jersey District Court’s decision that Actavis infringed two Oxtellar XR® Orange Book patents and that all three Oxtellar XR Orange Book patents are valid. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibit

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated December 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: December 15, 2016	By:	/s/	Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Press Release Dated December 12, 2016.	Attached